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Exhibit 21

                         FAIRPOINT COMMUNICATIONS, INC.
                  (FORMERLY KNOWN AS MJD COMMUNICATIONS, INC.)
                                  SUBSIDIARIES

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NAME                                                                   JURISDICTION OF INCORPORATION
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
ST ENTERPRISES, LTD                                                                    KANSAS
     Sunflower Telephone Company, Inc.                                                 Kansas
     STE/NE Acquisition Corp. (d/b/a/ Northland
     Telephone Company of Vermont)                                                     Delaware
     Northland Telephone Company of Maine, Inc.                                        Maine
     ST Communications, Inc.                                                           Kansas
     ST Computer Resources, Inc.                                                       Kansas
     ST Long Distance, Inc.                                                            Delaware
MJD VENTURES, INC                                                                      DELAWARE
     Marianna & Scenery Hill Telephone Company                                         Pennsylvania
         Marianna Tel, Inc.                                                            Pennsylvania
     The Columbus Grove Telephone Company                                              Ohio
         Quality One Technologies, Inc.                                                Ohio
     C-R Communications, Inc.                                                          Illinois
         C-R Telephone Company                                                         Illinois
            C-R Cellular, Inc.                                                         Illinois
         C-R Long Distance, Inc.                                                       Illinois
     Taconic Telephone Corp.                                                           New York
         Taconic Cellular Corp.                                                        New York
         Taconic Technology Corp.                                                      New York
         Taconic TelCom Corp.                                                          New York
         Taconet Wireless Corp.                                                        New York
         Taconet Corp.                                                                 New York
     Ellensburg Telephone Company                                                      Washington
         Elltel Long Distance Corp.                                                    Washington
         Elltel Wireless, Inc.                                                         Washington
         Kittitas Valley Paging Limited Partnership                                    Delaware
     Sidney Telephone Company                                                          Maine
     Utilities, Inc.                                                                   Maine
         Standish Telephone Company                                                    Maine
         China Telephone Company                                                       Maine
         Maine Telephone Company                                                       Maine
         UI Long Distance, Inc.                                                        Maine
         UI Communications, Inc.                                                       Maine
         UI Telecom, Inc.                                                              Maine
     Telephone Service Company                                                         Maine
     Chouteau Telephone Company                                                        Oklahoma
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
         Chouteau Telecommunications & Electronics, Inc.                               Oklahoma
         Independent Cellular Telephone Company Finance Corporation                    Oklahoma
         Independent Cellular Telephone Company, Inc.                                  Oklahoma
         TGP, Inc.                                                                     Delaware
     Chautauqua and Erie Telephone Corp.                                               New York
         C&E Communications, Inc. (d/b/a C& E Teleadvantage)                           New York
         C&E Network, Inc.                                                             New York
         Chautauqua & Erie Communications Ltd.                                         New York
         Western New York Cellular, Inc.                                               New York
            Chautauqua Cable, Inc.                                                     New York
     The Orwell Telephone Company                                                      Ohio
         Orwell Communications, Inc.                                                   Ohio
     GTC Communications, Inc. (f/k/a TPG Communications, Inc.)                         Delaware
         St.Joe Communications, Inc.                                                   Florida
            GTC, Inc.                                                                  Florida
               GTC Finance Corporation (f/k/a TPGC Finance
               Corporation)                                                            Delaware
     Peoples Mutual Telephone Company                                                  Virginia
         Peoples Mutual Services Company                                               Virginia
     Fremont Telecom Co.                                                               Idaho
     Fretel Communications, LLC                                                        Idaho
     Comerco, Inc.                                                                     Washington
         YCOM Networks, Inc.                                                           Washington
MJD SERVICES CORP                                                                      DELAWARE
     Bluestem Telephone Company                                                        Delaware
     Big Sandy Telecom, Inc.                                                           Delaware
     Odin Telephone Exchange, Inc.                                                     Illinois
     Kadoka Telephone Company                                                          South Dakota
     Columbine Telecom Company (f/k/a Columbine Acquisition Corp.)                     Delaware
     Ravenswood Communications, Inc.                                                   Illinois
         The El Paso Telephone Company                                                 Illinois
            Gemcell, Inc.                                                              Illinois
         El Paso Long Distance Company                                                 Illinois
     Armour Independent Telephone Co.                                                  South Dakota
         Bridgewater-Canistota Independent Telephone Co.                               South Dakota
     Union Telephone Company of Hartford                                               South Dakota
         Union TelNET, Inc.                                                            South Dakota
         KM Satellite Services, Inc.                                                   South Dakota
     WMW Cable TV Co.                                                                  South Dakota
     Yates City Telephone Company                                                      Illinois
FAIRPOINT COMMUNICATIONS SOLUTIONS CORP. (f/k/a FAIRPOINT
COMMUNICATIONS CORP.)                                                                  DELAWARE
         FairPoint Communications Solutions Corp. - New York                           Delaware
         FairPoint Communications Solutions Corp. - Virginia                           Delaware
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
         FairPoint Communications Investments, LLC                                     Delaware
         FairPoint Solutions Operations Services, LLC                                  North Carolina
         FairPoint Solutions Capital, LLC                                              North Carolina
MJD Holdings Corp.                                                                     Delaware
MJD Capital Corp.                                                                      South Dakota
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